QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2004

PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-8182 (Commission File Number)	74-2088619 (I.R.S. Employer Identification No.)
9310 Broadway, Building I San Antonio, Texas (Address of principal executive offices)	78217 (Zip Code)

Registrant's telephone number, including area code: (210) 828-7689

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On August 31, 2004, we issued a press release relating to the sale by Pioneer Drilling Company and WEDGE Energy Services, L.L.C. of additional shares or our common stock pursuant to the underwriters' exercise of an over-allotment option granted in connection with an offering we registered with the SEC under a registration statement on Form S-1. A copy of that press release is included as Exhibit 99.1 to this report and is incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press release issued by Pioneer Drilling Company, dated August 31, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
	By:	/s/ WILLIAM D. HIBBETTS William D. Hibbetts Senior Vice President and Chief Financial Officer
Date: August 31, 2004

2

EXHIBIT INDEX

No.	Description
99.1	Press release issued by Pioneer Drilling Company, dated August 31, 2004.

3

QuickLinks

  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX